Inventories	12 Months Ended
Jun. 30, 2021
Inventories [Abstract]
Inventories	INVENTORIES
Accounting policy
Inventories, which include bullion on hand, gold-in-process, gold in lock-up, ore stockpiles and consumables, are measured at the lower of cost and net realisable value. Net realisable value is assessed at each reporting date and is determined with reference to relevant market prices.

The cost of bullion, gold-in process and gold in lock-up is determined by reference to production cost, including amortisation and depreciation at the relevant stage of production. Ore stockpiles are valued at average production cost. Stockpiles and gold in lock-up are classified as non-current assets where the stockpile's volume exceeds current processing capacity and where a portion of static gold in lock-up is expected to be recovered more than 12 months after balance sheet date.

Gold in-process inventories represent materials that are currently in the process of being converted to a saleable product. In-process material is measured based on assays of the material fed to process and the projected recoveries at the respective plants. In-process inventories are valued at the average cost of the material fed to process attributable to the source material coming from the mine or stockpile plus the in-process conversion costs, including the applicable depreciation relating to the process facility, incurred to that point in the process. Gold in-process includes gold in lock-up which is generally measured from the plants onwards. Gold in lock-up is expected to be extracted when plants are demolished at the end of their useful lives, which is largely dependent on the estimated useful life of the operations feeding the plants.

At the group’s open pit operations, gold in-process represents production in broken ore form.

Consumables are valued at weighted average cost value after appropriate allowances for slow moving and redundant items.

Critical accounting estimates and judgements
Judgement is applied in estimating the provision for stock obsolescence. The provision is recognised on items not considered critical as a percentage of the value of the inventory depending on the period elapsed since the inventory was purchased or issued. Inventory held for longer than five years is written down to zero unless there is sufficient evidence of a recoverable amount.
23     INVENTORIES continued

	SA Rand
Figures in million	2021	2020
Gold in lock-up	65	47
Gold in-process, ore stockpiles and bullion on hand	1 039	936
Consumables at weighted average cost (net of provision)	1 503	1 485
Total inventories	2 607	2 468
Non-current portion of gold in lock-up and gold in-process included in Other non-current assets	(65)	(47)
Total current portion of inventories	2 542	2 421
Included in the balance above is:
Inventory valued at net realisable value	65	47

During the year, a decrease of R39 million (2020: R51 million increase) to the provision for slow-moving and redundant stock was made. The total provision at 30 June 2021 was R292 million (2020: R331 million). This was partially offset by the inclusion of consumables from the acquisition of the Mponeng operations and related assets.